UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2016

Toys “R” Us, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470

(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 24, 2016, in connection with the CMBS financing previously announced by Toys“R”Us, Inc. (the “Company”), TRU 2016-1 Depositor, LLC, a direct wholly-owned subsidiary of the Company, priced $512,000,000 aggregate principal amount of Commercial Mortgage Pass-Through Certificates, Series 2016-TOYS (the “Certificates”), representing beneficial interests in a trust fund consisting of floating-rate first mortgage loan obligations of Toys “R” Us Property Company II, LLC. The press release announcing the pricing of the Certificates is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy securities. Any offer of securities will be made only by means of a private offering circular. The Certificates have not been registered under the Securities Act, and may not be offered or sold in the United States except pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act and applicable state laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Toys “R” Us, Inc. entitled “Toys“R” Us Announces Pricing of CMBS Financing” dated October 25, 2016.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

Date: October 25, 2016	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	Executive Vice President – Chief Financial Officer